UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2018
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AVADEL PHARMACEUTICALS PLC
(Exact name of registrant as specified in its charter)
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Ireland (State or Other Jurisdiction of Incorporation)	001-37977 (Commission File Number)	98-1341933 (I.R.S. Employer Identification No.)
Block 10-1 Blanchardstown Corporate Park, Ballycoolin Dublin 15, Ireland (Address of Principal Executive Offices)	Not Applicable (Zip Code)

Registrant's telephone number, including area code: +353 1 485 1200
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company Ž

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Ž

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2018, Dr. Francis J.T. Fildes notified the board of directors (the "Board") of Avadel Pharmaceuticals plc (the "Company") of his decision to retire from the Board at the end of his current term which expires at the close of the Company's 2018 annual meeting of shareholders, which is scheduled for July 18, 2018 (the "2018 Annual General Meeting").  Dr. Fildes' decision to retire from the Board was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

On April 30, 2018, Mr. Benoit (Ben) Van Assche notified the Board of his decision to retire from the Board at the end of his current term which expires at the close of the 2018 Annual General Meeting.  Mr. Van Assche's decision to retire from the Board was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

On April 30, 2018, Mr. Christophe Navarre notified the Board of his decision to retire from the Board at the end of his current term which expires at the close of the 2018 Annual General Meeting.  Mr. Navarre's decision to retire from the Board was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Item 8.01	Other Events.

On April 30, 2018, the Board set the date for the Company's 2018 Annual General Meeting as Wednesday, July 18, 2018.  The Board also set the record date for determining shareholders entitled to notice of, and to vote at, the 2018 Annual General Meeting as of the close of business (Irish Standard Time) on Tuesday, May 15, 2018.  The Company expects that The Bank of New York Mellon, which acts as the depositary under the Company's ADS program, will establish an ADS record date for the 2018 Annual Meeting as of the close of business (New York time) on Tuesday, May 15, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVADEL PHARMACEUTICALS PLC
By:	/s/ Phillandas T. Thompson
Phillandas T. Thompson
Senior Vice President, General Counsel and Corporate Secretary

Date: May 2, 2018